UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant  ☒                            Filed by a Party other than the Registrant   ☐

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

CIRCOR INTERNATIONAL, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

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☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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Important Notice of Availability of Proxy Materials for the Shareholder Meeting of

CIRCOR INTERNATIONAL, INC.

To Be Held On:

Wednesday, May 4, 2011 at 12:00 PM Eastern Daylight Savings Time

25 Corporate Drive, Suite 130, Burlington, Massachusetts 01803

COMPANY NUMBER
ACCOUNT NUMBER
CONTROL NUMBER

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

If you want to receive a paper or e-mail copy of these documents you must request one. There is no charge to you for requesting a copy. To facilitate timely delivery please make the request as instructed below before April 20, 2011.

Please visit www.proxy.circor.com, where the following materials are available for viewing:

• Notice of Annual Meeting of Stockholders • Proxy Statement • Form of Electronic Proxy Card • Annual Report on Form 10-K • Letter to Stockholders from Chief Executive and Chief Financial Officers
TO REQUEST MATERIAL:	TELEPHONE: 888-Proxy-NA (888-776-9962) and 718-921-8562 (for international callers)
E-MAIL: info@amstock.com
WEBSITE: http://www.amstock.com/proxyservices/requestmaterials.asp
TO VOTE:

ONLINE: To access your online proxy card, please visit www.voteproxy.com and follow the on-screen instructions. You may enter your voting instructions at www.voteproxy.com up until 11:59 PM Eastern Time the day before the meeting date.

IN PERSON: You may vote your shares in person by attending the Annual Meeting. Directions to the offices of the Company’s corporate headquarters are included on the last page of the Proxy Statement.
TELEPHONE: To vote by telephone, please visit https://secure.amstock.com/voteproxy/login2.asp to view the proxy materials and to obtain the toll free number to call.
MAIL: You can vote by mail by requesting a paper copy of the proxy materials, which will include a proxy card.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” ALL NOMINEES IN PROPOSAL 1, “FOR” PROPOSALS 2 AND 3 AND FOR A VOTE ON EXECUTIVE COMPENSATION EACH YEAR (“1 YEAR”) IN PROPOSAL 4.		2. To ratify the Audit Committee of the Board of Director’s selection of Grant Thornton LLP as the Company's independent auditors for the fiscal year ending December 31, 2011.

1.    To elect two (2) Class III Directors, each to hold office for a 3-year term until the Annual Meeting of Stockholders in 2014 and until such director’s successor is duly elected and qualified or until his earlier resignation or removal.

3. To consider and approve an advisory resolution regarding the compensation of the Company’s named executive officers.
NOMINEES:	A. William Higgins C. William Zadel

4.    To consider and act upon an advisory vote on the frequency at which the Company should include an advisory vote regarding the compensation of the Company’s named executive officers in its proxy statement for stockholder consideration.

Please note that you cannot use this notice to vote by mail.